UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003


                                     [LOGO]
                           COMMUNITY BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


                             New York Stock Exchange
                   (Name of Each Exchange on Which Registered)

                  Delaware                                       16-1213679
(State or other jurisdiction of incorporation)                (I.R.S. Employer
                                                             Identification No.)

  5790 Widewaters Parkway, DeWitt, New York                      13214-1883
  (Address of principal executive offices)                       (Zip Code)

                                 (315) 445-2282
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:

      Exhibit No.       Description
      -----------       -----------
      99                Press Release, dated April 24, 2003

Item 9. Information Being Provided Under Item 12.

On April 24, 2003, Community Bank System, Inc. announced its results of operations for the fiscal quarter ending March 31, 2003. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99 hereto. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's final rule; interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).


                                   SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Community Bank System, Inc.


Date: April 24, 2003                      /s/ Sanford A. Belden
                                          ---------------------------------
                                          Sanford A. Belden, President and
                                          Chief Executive Officer


Date: April 24, 2003                      /s/ David G. Wallace
                                          ---------------------------------
                                          David G. Wallace, Treasurer and
                                          Chief Financial Officer